UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2004.

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	110 Turnpike Road, Suite 203 Westborough, Massachusetts	01581
	(Address of principal executive offices)	(Zip Code)

(508) 871-7046
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Presentation of TC PipeLines, LP on March 2, 2004.

Item 9. Regulation FD Dislcosure

Attached as Exhibit 99.1 to this Form 8-K is the presentation of Mr. Ron Turner, President and Chief Executive Officer of TC PipeLines, LP at the Master Limited Partnership Investor Conference 2004, held in New York City on March 2, 2004.

The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP

	By:	TC PipeLines GP, Inc.,
its general partner

Dated: March 2, 2004	By:	/s/ Maryse C. St.-Laurent
Maryse C. St.-Laurent
Secretary

Index to Exhibits

Exhibit No.	Description of Exhibit
99.1	Presentation of TC PipeLines, LP on March 2, 2004.